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The Vantagepoint Funds

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THE VANTAGEPOINT FUNDS

VANTAGEPOINT LOW DURATION BOND FUND

VANTAGEPOINT SELECT VALUE FUND

777 North Capitol Street, NE

Suite 600

Washington, DC 20002

INFORMATION STATEMENT

Important Notice Regarding Internet Availability of this Information Statement:

This Information Statement is available at http://www.icmarc.org/x3333.xml?RFID=W149

This Information Statement is being furnished on behalf of the Board of Directors of The Vantagepoint Funds (the “VP Funds”) to inform shareholders of the Vantagepoint Low Duration Bond Fund (the “Low Duration Bond Fund”) and the Vantagepoint Select Value Fund (the “Select Value Fund”) (the Low Duration Bond Fund and the Select Value Fund are each a “Fund,” and together, the “Funds”) about recent changes related to each Fund’s subadvisory arrangements. The changes were approved by the Board of Directors of the VP Funds (“Directors” or “Board”) on the recommendation of the Funds’ investment adviser, Vantagepoint Investment Advisers, LLC (“VIA”), without shareholder approval, as is permitted by an order of the U.S. Securities and Exchange Commission (“SEC”) dated May 8, 2000 (the “SEC Order”). We Are Not Asking You for a Proxy and You Are Requested Not to Send us a Proxy.

This Information Statement is being made available on or about March 30, 2016 to shareholders of record of the Funds as of February 29, 2016.

INTRODUCTION

VIA is the investment adviser for each series of the VP Funds. VIA employs a “manager of managers” arrangement in managing the assets of certain series. Under this arrangement, VIA, subject to approval by the Board, may hire, terminate or replace subadvisers that are not “affiliated persons” of the VP Funds or VIA, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (“unaffiliated subadvisers”), and modify material terms and conditions of subadvisory agreements with unaffiliated subadvisers, without shareholder approval. VIA recommended, and the Board has approved, initial subadvisory agreements (each a “New Subadvisory Agreement,” and together, the “New Subadvisory Agreements”) with a new subadviser to the Low Duration Bond Fund: Brookfield Investment Management, Inc. (“Brookfield”), and two new subadvisers to the Select Value Fund: Iridian Asset Management LLC (“Iridian”) and Wells Capital Management Inc. (“WellsCap”). Brookfield, Iridian and WellsCap are each herein referred to as a “New Subadviser,” and together as the “New Subadvisers.”

Section 15(a) of the 1940 Act generally requires that the shareholders of a mutual fund approve an agreement under which a person serves as investment adviser or subadviser of a fund. In order to employ the “manager of managers” arrangement discussed above, the VP Funds and VIA requested and received the SEC Order. The SEC Order exempts VIA and the VP Funds from the shareholder approval requirements of Section 15(a) of the 1940 Act and allows the Board, subject to certain conditions, to appoint new, unaffiliated subadvisers and approve subadvisory agreements with such subadvisers on behalf of the VP Funds without shareholder approval.

Consistent with the SEC Order, at a meeting held on December 9, 2015 (the “December Meeting”), the Board, including a majority of the Directors who are not “interested persons” of the VP Funds or of VIA, as that term is defined under the 1940 Act (“Independent Directors”), approved the New Subadvisory Agreements between the VP Funds (on behalf of each Fund), VIA and Brookfield relating to the Low Duration Bond Fund, and each of Iridian and WellsCap relating to the Select Value Fund. As discussed later in this Information Statement, the Board carefully considered each new subadvisory arrangement and concluded that the approval of each of the New Subadvisory Agreements was in the best interests of the applicable Fund and its shareholders. Also at the December Meeting, VIA recommended and the Board approved: (i) the initial amount of the Low Duration Bond Fund’s assets to be allocated to Brookfield as well as a reduction in the amount of assets allocated to Schroder Investment Management North America Inc. (“SIMNA”), an existing subadviser to the Low Duration Bond Fund (and maintaining the amount of assets allocated to Payden & Rygel, an existing subadviser to the Low Duration Bond Fund); (ii) an amendment to the fee schedule of the existing Investment

Subadvisory Agreement between the VP Funds, on behalf of the Low Duration Bond Fund, VIA and SIMNA (“Amended SIMNA Fee Schedule”), which modified the rate of the subadvisory fee payable to SIMNA by lowering the asset level to which the first breakpoint in the existing fee schedule would apply; (iii) the termination of Artisan Partners Limited Partnership (“Artisan Partners”) and Systematic Financial Management, L.P. (“Systematic”) as subadvisers to the Select Value Fund; and (iv) the amount of the Select Value Fund’s assets to be allocated to each of Iridian and WellsCap (and maintaining the amount of assets allocated to WEDGE Capital Management L.L.P. (“WEDGE”), an existing subadviser to the Select Value Fund) (collectively, the “proposed target allocation levels”). The changes described above with regard to the Low Duration Bond Fund may be collectively referred to below as the “New LDF Subadviser Structure” and the changes described above with regard to the Select Value Fund may be collectively referred to below as the “New SVF Subadviser Structure.” The Amended SIMNA Fee Schedule became effective on January 1, 2016. The New LDF Subadviser Structure (except for the Amended SIMNA Fee Schedule) and New SVF Subadviser Structure each became effective on January 11, 2016.

As a condition of relying on the SEC Order, VIA and the VP Funds are required to furnish the Funds’ shareholders with information about new subadvisers within ninety days from the date that the subadvisers are hired. This Information Statement provides that information, along with details of the new subadvisory arrangements for each Fund.

APPOINTMENT OF A NEW SUBADVISER TO THE LOW DURATION BOND FUND

At the December Meeting, VIA recommended, and the Board approved, the appointment of Brookfield as a subadviser to the Low Duration Bond Fund, and on January 11, 2016, Brookfield began managing the assets allocated to it by VIA. Payden & Rygel and SIMNA continue to serve as the other subadvisers to the Low Duration Bond Fund.

Under the terms of its New Subadvisory Agreement, Brookfield makes, on a discretionary basis, investment decisions for the assets of the Low Duration Bond Fund allocated to it by VIA, and continuously reviews, supervises and administers the Low Duration Bond Fund’s investment program with respect to such assets.

APPOINTMENT OF NEW SUBADVISERS TO THE SELECT VALUE FUND

At the December Meeting, the Board approved the appointment of Iridian and WellsCap as subadvisers to the Select Value Fund and on January 11, 2016, Iridian and WellsCap began managing the assets allocated to them by VIA. WEDGE continues to serve as a subadviser to the Select Value Fund.

Under the terms of their respective New Subadvisory Agreements, Iridian and WellsCap each make, on a discretionary basis, investment decisions for the assets of the Select Value Fund allocated to each of them by VIA, and continuously review, supervise and administer the Select Value Fund’s investment program with respect to such assets.

VIA’S RECOMMENDATION AND THE BOARD’S DECISION REGARDING THE NEW SUBADVISERS

Low Duration Bond Fund

VIA recommended to the Board that it appoint Brookfield as a subadviser to the Low Duration Bond Fund and approve the proposed New Subadvisory Agreement among the VP Funds, on behalf of the Low Duration Bond Fund, VIA and Brookfield (“New LDF Subadvisory Agreement”). VIA made these recommendations after it conducted a comprehensive search for managers with experience managing low duration securitized asset style portfolios consistent with the investment objective and principal investment strategies of the Low Duration Bond Fund. VIA recommended Brookfield because, among other things, in its view, based in part on information given to VIA by Brookfield, Brookfield: (i) has an experienced investment team with long tenure among the senior team members; (ii) has robust infrastructure and support staff; (iii) is an experienced subadviser of registered investment companies; (iv) has a complementary investment strategy to the Low Duration Bond Fund’s other subadvisers, which supports the Low Duration Bond Fund’s multi-management approach; (vi) has historically produced strong relative performance to benchmark or peers or both; and (vii) has produced positive risk-adjusted results during longer time periods.

Before approving the appointment of Brookfield as a subadviser to the Low Duration Bond Fund, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of the New LDF Subadvisory Agreement, the Directors received written information in advance of the December Meeting from VIA, which included: (1) VIA’s rationale for recommending the New LDF Subadviser

Structure; (2) the process by which VIA selected and recommended for Board approval Brookfield as a subadviser of the Low Duration Bond Fund to implement a low duration securitized asset strategy; (3) the nature, extent and quality of the services that Brookfield would provide to the Low Duration Bond Fund; (4) the experience, investment management business, and personnel of Brookfield; (5) the brokerage and trading policies and practices of Brookfield; (6) the level of subadvisory fees to be charged to the Low Duration Bond Fund by Brookfield and comparative data regarding: (a) the fees Brookfield charges for managing other accounts with an investment strategy similar to the strategy it is to employ on behalf of the Low Duration Bond Fund, and (b) the fees charged by a group of U.S. separate account investment managers utilizing a U.S. short duration fixed income strategy; (7) the compliance program of Brookfield; (8) performance information for Brookfield and such performance compared to a relevant benchmark and peer group; (9) the Low Duration Bond Fund’s expected overall investment advisory fee and projected total expense ratio compared to a group of mutual funds categorized by Morningstar as short-term bond funds (“Short-Term Bond Peer Group”), taking into account the New LDF Subadviser Structure; and (10) the financial condition of Brookfield.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve the New LDF Subadvisory Agreement, the Directors considered the information received in advance of the December Meeting, and the presentations made by, and discussions held with, personnel of VIA and representatives of Brookfield, and discussions with the VP Funds’ Chief Compliance Officer (“CCO”), as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the New LDF Subadvisory Agreement.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by Brookfield under the New LDF Subadvisory Agreement, the Directors considered the specific investment process to be employed by Brookfield in managing the assets of the Low Duration Bond Fund to be allocated to it; the qualifications of Brookfield’s investment management personnel with regard to implementing its low duration securitized asset strategy; the performance information provided for Brookfield; Brookfield’s infrastructure and whether it appeared to adequately support the mandate to be implemented for the Low Duration Bond Fund; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by Brookfield to the Low Duration Bond Fund. The Directors acknowledged that Brookfield has experienced portfolio management personnel; and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing the low duration securitized asset strategy it is to employ for the Low Duration Bond Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by Brookfield was appropriate in light of the strategy the subadviser is to employ on behalf of the Low Duration Bond Fund and, thus, supported a decision to approve the New LDF Subadvisory Agreement.

Investment Performance. The Directors reviewed the investment performance information provided by VIA for Brookfield with respect to the proposed strategy it is to employ for the Low Duration Bond Fund, and considered this performance information versus a relevant benchmark and peer group (which was based on information provided by an independent third-party source) and VIA’s favorable assessment of such performance. Based on the information provided, the Directors concluded that the performance information supported a decision to approve the New LDF Subadvisory Agreement.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating the proposed subadvisory fee, the Directors reviewed the subadvisory fee schedule for Brookfield. The Directors considered the information provided by VIA, as made available by Brookfield, comparing the subadvisory fee to be charged by the proposed subadviser to the Low Duration Bond Fund with the fee schedule it charges for managing other accounts with an investment strategy similar to the strategy it is to employ on behalf of the Low Duration Bond Fund (including one investment company). The Directors also considered VIA’s representations that, with respect to the proposed subadvisory fee schedule of Brookfield for the Low Duration Bond Fund, it negotiated the lowest subadvisory fee schedule available from the proposed subadviser for like accounts (accounts of similar size and mandate), and it believes such fee schedule is competitive and reasonable. Additionally, based on the information provided, the nature of the subadvisory services Brookfield is to provide to the Low Duration Bond Fund appeared to be comparable to those Brookfield provides in connection with its other subadviser relationships.

The Directors also reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged by a group of U.S. separate account investment managers to accounts utilizing a short duration fixed income strategy, based upon the assumption that the accounts have assets comparable to the amount of assets to be allocated initially to Brookfield. According to the information provided, the proposed effective fee rate to be paid by the Low Duration Bond Fund to Brookfield at the proposed initial asset allocation level would be below the median fee charged by such short duration fixed income managers and would rank in the second quartile of such group of managers.

The Directors also considered information provided by VIA showing that there would be no change in the overall subadvisory fees and, therefore, no change in the total expense ratio of the Low Duration Bond Fund as a result of the New LDF Subadviser Structure. Referring to the comparative Short-Term Bond Peer Group data provided by VIA in connection with the December Meeting, the Directors noted that the expected total investment advisory fee and expected total expense ratio for the Low Duration Bond Fund, taking into account the New LDF Subadviser Structure, would continue to be below the average and median investment advisory fee and average and median expense ratio of the Short-Term Bond Peer Group, respectively.

The foregoing comparisons assisted the Directors in considering the New LDF Subadvisory Agreement by providing them with a basis for evaluating Brookfield’s fee schedule, including in light of the Low Duration Bond Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis.

The Directors also reviewed the information provided by Brookfield regarding the estimated profits to be realized with respect to its relationship with the Low Duration Bond Fund. In considering the extent to which economies of scale may be realized by Brookfield as the assets of the Low Duration Bond Fund to be managed by the subadviser grow, and whether the proposed fee levels reflect these economies, the Directors noted that the proposed fee schedule under the New LDF Subadvisory Agreement includes breakpoints, whereby the Low Duration Bond Fund and its shareholders will benefit from reduced subadvisory fee rates as the assets managed by Brookfield increase. The Directors also considered that Brookfield’s proposed subadvisory fee was the product of arms-length negotiations. In addition, the Directors considered the appropriateness of the subadvisory fee structure in light of VIA’s representations that, with respect to the proposed subadvisory fee schedule of Brookfield for the Low Duration Bond Fund, it negotiated the lowest subadvisory fee schedule available from the proposed subadviser for like accounts (accounts of similar size and mandate).

Other Considerations. The Directors considered VIA’s conclusion that the New LDF Subadviser Structure, including the hiring of Brookfield as a subadviser, would achieve additional diversification and more sources of active return, resulting in an improved risk/return profile for the Low Duration Bond Fund.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend Brookfield as a subadviser to the Low Duration Bond Fund to implement the low duration securitized asset strategy and also considered VIA’s representation that it believes the proposed fee to be paid to Brookfield is appropriate and reasonable given the nature and quality of the services to be provided by the proposed subadviser and the nature of the investment strategy Brookfield is to employ on behalf of the Low Duration Bond Fund. The Directors also considered VIA’s strategy to efficiently implement the transition of assets to Brookfield. The Directors concluded that VIA’s recommendations and conclusions supported approval of the New LDF Subadvisory Agreement.

In considering whether there were any “fall-out” or ancillary benefits that may accrue to Brookfield, or its affiliates, as a result of the subadviser’s relationship with the Low Duration Bond Fund, the Directors noted that Brookfield does not anticipate any “fall-out” or ancillary benefits due to its relationship with the Low Duration Bond Fund.

Conclusion. After evaluating the information described above and full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of the New LDF Subadvisory Agreement was in the best interests of the Low Duration Bond Fund and its shareholders, and approved the New LDF Subadvisory Agreement with, and the fee to be paid to, Brookfield.

Approval of Amended Fee Schedule with SIMNA

Also at the December Meeting, VIA recommended, and the Board, including a majority of the Independent Directors, approved, an amendment to the fee schedule of the existing Investment Subadvisory Agreement between the VP Funds, on behalf of the Low Duration Bond Fund, VIA and SIMNA (previously defined as “Amended SIMNA Fee Schedule”). The Amended SIMNA Fee Schedule modifies the rate of the subadvisory fee payable to Shroders by lowering the asset level to which the first breakpoint in the existing fee schedule would apply from $130 million to $100 million. In approving the Amended SIMNA Fee Schedule, the Board took into consideration VIA’s assessment that the contractual fee to be paid to SIMNA by the Low Duration Bond Fund under the Amended SIMNA Fee Schedule would be more advantageous to the Low Duration Bond Fund and its shareholders under the New LDF Subadviser Structure, as the effective fee rate would remain unchanged when taking into account the reduction in the amount of assets of the Fund to be allocated to SIMNA in connection with the New LDF Subadviser Structure. In addition, the Board considered SIMNA’s representation that the nature, quality and scope of services it provides to the Low Duration Bond Fund would not be affected by the Amended SIMNA Fee Schedule.

Select Value Fund

VIA recommended to the Board that it appoint each of Iridian and WellsCap as subadviser to the Select Value Fund and approve the proposed New Subadvisory Agreements among the VP Funds, on behalf of the Select Value Fund, VIA and each of Iridian and WellsCap (each, a “New SVF Subadvisory Agreement” and, collectively, the “New SVF Subadvisory Agreements”). VIA made these recommendations after it conducted a comprehensive search for managers with experience managing various equity strategies consistent with the investment objective and principal investment strategies of the Select Value Fund, including mid capitalization value (“mid cap value”) equity strategy style portfolios. VIA recommended Iridian and WellsCap because, among other things, in its view, based in part on information given to VIA by Iridian and WellsCap, Iridian and WellsCap each: (i) possesses a stable organizational structure; (ii) has an experienced investment team; (iii) has adequate infrastructure and support staff; (iv) is an experienced subadviser of registered investment companies; (v) has a complementary investment strategy to the Select Value Fund’s other subadvisers, which supports the Select Value Fund’s multi-management approach; (vi) has demonstrated long-term consistent above-median, risk-adjusted returns versus peers; (vii) has produced positive risk-adjusted results during longer time periods; and (viii) has historically produced positive relative performance versus benchmark and peers.

Before approving the appointment of Iridian and WellsCap as subadvisers to the Select Value Fund, the Board considered the recommendations of, and supporting analyses and data presented by, VIA.

With respect to the Board’s consideration of each New SVF Subadvisory Agreement, the Directors received written information in advance of the December Meeting from VIA, which included: (1) VIA’s rationale for recommending the New SVF Subadviser Structure; (2) the process by which VIA selected and recommended for Board approval Iridian and WellsCap as subadvisers of the Select Value Fund to implement a mid cap value equity strategy; (3) the nature, extent and quality of the services that Iridian and WellsCap would provide to the Select Value Fund; (4) the experience, investment management business, and personnel of each of Iridian and WellsCap; (5) the brokerage and trading policies and practices of each of Iridian and WellsCap; (6) the level of subadvisory fees to be charged to the Select Value Fund by Iridian and WellsCap and comparative data regarding: (a) the fees each subadviser charges for managing other mid cap value equity accounts, and (b) the fees charged by a group of U.S. separate account investment managers utilizing a mid cap value equity strategy; (7) the compliance programs of Iridian and WellsCap; (8) performance information for each of Iridian and WellsCap and such performance compared to a relevant benchmark and peer group; (9) the Select Value Fund’s expected overall investment advisory fee and projected total expense ratio compared to the oldest share class of a group of mutual funds categorized by Morningstar as mid cap value funds (excluding index funds) (“Mid Cap Value Peer Group”), taking into account the New SVF Subadviser Structure, and (10) the financial condition of each of Iridian and WellsCap.

In considering the information and materials described above, the Independent Directors received assistance from, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements.

In determining whether to approve each New SVF Subadvisory Agreement, the Directors considered the information received in advance of the December Meeting, and the presentations made by, and discussions held with, personnel of VIA and representatives of Iridian and WellsCap, and discussions with the VP Funds’ CCO, as well as a variety of factors. Although not meant to be all-inclusive, the following discusses some of the factors relevant to the Board’s decision to approve the New SVF Subadvisory Agreements.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of the services expected to be provided by Iridian and WellsCap under their respective New SVF Subadvisory Agreements, the Directors considered the specific investment process to be employed by each of Iridian and WellsCap in managing the assets of the Select Value Fund to be allocated to them; the qualifications of Iridian’s and WellsCap’s investment management personnel with regard to implementing their respective mid cap value equity strategies; the performance information provided for each of Iridian and WellsCap; each of Iridian’s and WellsCap’s infrastructure and whether it appeared to adequately support the mandates to be implemented for the Select Value Fund; and VIA’s review process and favorable assessment as to the nature, quality and extent of the subadvisory services expected to be provided by each of Iridian and WellsCap to the Select Value Fund. The Directors acknowledged that Iridian and WellsCap each has experienced portfolio management personnel; and appeared to have adequate infrastructure and support staff to seek to achieve favorable results implementing the mid cap value equity strategy each is to employ for the Select Value Fund. The Directors concluded that the nature, extent and quality of the subadvisory services expected to be provided by each of Iridian and WellsCap were appropriate in light of the strategy each subadviser is to employ on behalf of the Select Value Fund and, thus, supported a decision to approve each New SVF Subadvisory Agreement.

Investment Performance. The Directors reviewed the investment performance information provided by VIA for Iridian and WellsCap with respect to the proposed strategy each is to employ for the Select Value Fund, and considered this performance information versus a relevant benchmark and peer group (which was based on information provided by an independent third-party source) and VIA’s favorable assessment of such performance. Based on the information provided, the Directors concluded that the performance information supported a decision to approve each New SVF Subadvisory Agreement.

Subadvisory Fees, Expense Ratio Impact and Economies of Scale. In evaluating each proposed subadvisory fee, the Directors reviewed the subadvisory fee schedules for Iridian and WellsCap. The Directors considered the information provided by VIA, as made available by each of Iridian and WellsCap, comparing the subadvisory fee to be charged by each proposed subadviser to the Select Value Fund with the fee schedule each charges for managing other mid cap value equity accounts with an investment strategy similar to the strategy each is to employ on behalf of the Select Value Fund. The Directors also considered VIA’s representations that, with respect to the proposed subadvisory fee schedule of Iridian and WellsCap for the Select Value Fund, it negotiated the lowest subadvisory fee schedule available from each proposed subadviser for like accounts (accounts of similar size and mandate). Additionally, based on the information provided, the nature of the subadvisory services each of Iridian and WellsCap is to provide to the Select Value Fund appeared to be comparable to those each subadviser provides in connection with its other subadviser relationships.

The Directors also reviewed information provided by VIA (which was based on an independent third-party source) on the fees charged by a group of U.S. separate account investment managers to accounts utilizing a mid cap value equity strategy, based upon the assumption that the accounts have assets comparable to the amount of assets to be allocated initially to each of Iridian and WellsCap (“Separate Account Manager Peer Group”). According to the information provided, the proposed effective fee rate to be paid by the Select Value Fund to Iridian based on the proposed target allocation levels would be above the median fee charged by the Separate Account Manager Peer Group and would rank in the fourth quartile of such group of managers. According to the information provided, the proposed fee rate to be paid by the Select Value Fund to WellsCap based on the proposed target allocation levels would be below the median fee charged by the Separate Account Manager Peer Group and would rank in the first quartile of such group of managers. The Directors considered VIA’s representations that it believes the proposed fee schedule to be paid by the Select Value Fund to each of Iridian and WellsCap is competitive and reasonable in light of each proposed subadviser’s strong performance record, prospects for future performance, and, with respect to Iridian, current capacity constraints (i.e., Iridian limits the amount of assets in the strategy it manages for the Select Value Fund).

The Directors also considered information provided by VIA showing that, based on the current contractual subadvisory fee rates, which do not include a voluntary subadvisory fee waiver that became effective as of May 2015 (“subadvisory fee waiver”), there would be an approximate one basis point increase in the overall subadvisory fees and, therefore, an approximate one basis point increase in the total expense ratio of the Select Value Fund as a result of the New SVF Subadviser Structure. In addition, the Directors considered information provided by VIA showing that, based on the current subadvisory fee rates, which included the subadvisory fee waiver, there would be an approximate eight basis point increase in the overall subadvisory fees and, therefore, an approximate eight basis point increase in the total expense ratio of the Select Value Fund as a result of the New SVF Subadviser Structure. Referring to the comparative Mid Cap Value Peer Group data provided by VIA in connection with the December Meeting, the Directors noted that the expected total investment advisory fee and expected total expense ratio for the Select Value Fund, taking into account the New SVF Subadviser Structure, would continue to be below the average and median investment advisory fee and average and median expense ratio of the Mid Cap Value Peer Group, respectively.

The foregoing comparisons assisted the Directors in considering each New SVF Subadvisory Agreement by providing them with a basis for evaluating Iridian’s and WellsCap’s fee schedules, including in light of the Select Value Fund’s expected overall investment advisory fee and total expense ratio, on a relative basis.

The Directors also reviewed the information provided by Iridian and WellsCap regarding the estimated profits to be realized with respect to each subadviser’s respective relationship with the Select Value Fund. In considering the extent to which economies of scale may be realized by Iridian and WellsCap as the assets of the Select Value Fund to be managed by each subadviser grow, and whether the proposed fee levels reflect these economies, the Directors considered that the New SVF Subadvisory Agreement with Iridian includes a breakpoint at Iridian’s proposed target allocation level and Iridian stated that it believes the proposed fee schedule to be charged to the Select Value Fund reflects economies of scale and WellsCap stated that the proposed fee schedule to be charged to the Select Value Fund appropriately reflects future economies of scale. The Directors also considered that each of Iridian’s and WellsCap’s proposed subadvisory fee was the product of arms-length negotiations. The Directors further considered the appropriateness of the subadvisory fee structure in light of VIA’s representations that, with respect to the proposed subadvisory fee schedule of Iridian and WellsCap for the Select Value Fund, it negotiated the lowest subadvisory fee schedule available from each proposed subadviser for like accounts (accounts of similar size and mandate).

Other Considerations. The Directors considered VIA’s conclusion that the New SVF Subadviser Structure, with the hiring of each of Iridian and WellsCap as a subadviser, is in the best interest of the Select Value Fund and would result in what VIA believes to be a well-diversified Fund with attractive risk/return attributes.

The Directors considered the selection and due diligence process employed by VIA in deciding to recommend Iridian and WellsCap as subadvisers to the Select Value Fund to implement the mid cap value equity strategy and also considered VIA’s representations that it believes the proposed fee to be paid to each of Iridian and WellsCap is appropriate and reasonable given the nature and quality of the services to be provided by each proposed subadviser and the nature of the investment strategy Iridian and WellsCap are to employ on behalf of the Select Value Fund. The Directors also considered VIA’s strategy to efficiently implement the transition of assets to Iridian and WellsCap. The Directors concluded that VIA’s recommendations and conclusions supported approval of each New SVF Subadvisory Agreement.

The Directors considered whether there were any “fall-out” or ancillary benefits that may accrue to Iridian and WellsCap, or their respective affiliates, as a result of each subadviser’s relationship with the Select Value Fund. The Directors considered that each subadviser may direct the Select Value Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Directors noted that Iridian and WellsCap are required to select brokers that meet the Select Value Fund’s requirements for seeking best execution, and that VIA will monitor and evaluate each subadviser’s trade execution with respect to the Select Value Fund’s brokerage transactions on a regular basis and will provide reports to the Board in this regard. It was also noted that Iridian stated a possible “fall-out” benefit may potentially be the future growth of the strategy due to the visibility and exposure of subadvising an investment company registered under the 1940 Act. The Directors concluded that the potential benefits that may accrue to Iridian and WellsCap by virtue of their relationships with the Select Value Fund appeared to be reasonable.

Conclusion. After evaluating the information described above and full consideration of the foregoing factors, with no single factor identified as being of paramount importance, the Directors, including a majority of the Independent Directors, concluded that the initial approval of each New SVF Subadvisory Agreement was in the best interests of the Select Value Fund and its shareholders, and approved the New SVF Subadvisory Agreement with, and the fee to be paid to, each of Iridian and WellsCap.

THE NEW SUBADVISORY AGREEMENTS

Low Duration Bond Fund

The New LDF Subadvisory Agreement with Brookfield has terms substantially similar to the terms of the agreements with other subadvisers to the VP Funds, except for the fee rate payable by the Low Duration Bond Fund to Brookfield. Under the New LDF Subadvisory Agreement, Brookfield makes, on a discretionary basis, all investment decisions for the portion of the Low Duration Bond Fund’s assets allocated to it, and continuously reviews, supervises and administers the Low Duration Bond Fund’s investment program with respect to those assets. Brookfield discharges its responsibilities under the New LDF Subadvisory Agreement subject to the supervision of VIA and the Board, and has agreed to do so in a manner consistent with the Low Duration Bond Fund’s investment objective, policies and limitations. The New LDF Subadvisory Agreement is dated January 1, 2016, and has an initial term ending February 28, 2017. Thereafter, continuance of the New LDF Subadvisory Agreement requires the annual approval of the Board, including a majority of the Independent Directors.

For its services to the Low Duration Bond Fund under its New LDF Subadvisory Agreement, Brookfield receives a quarterly subadvisory fee from the Low Duration Bond Fund based on the average daily net asset value of the assets under Brookfield’s management, with an annual rate as follows: 0.25% on the first $50 million, and 0.15% on assets above $50 million.

The Low Duration Bond Fund did not make any payments to Brookfield, or any affiliated person of Brookfield, during the fiscal year ended December 31, 2015. Brookfield is not an “affiliated person” of VIA (as that term is defined in the 1940 Act).

Select Value Fund

The New SVF Subadvisory Agreements with Iridian and WellsCap have terms substantially similar to the terms of the agreements with other subadvisers to the VP Funds, except for the fee rates payable by the Select Value Fund to each of Iridian and WellsCap. Under the New SVF Subadvisory Agreements, Iridian and WellsCap each makes, on a discretionary basis, all investment decisions for the portion of the Select Value Fund’s assets allocated to it, and continuously reviews, supervises and administers the Select Value Fund’s investment program with respect to those assets. Each of Iridian and WellsCap discharges its responsibilities under its respective New SVF Subadvisory Agreement subject to the supervision of VIA and the Board, and each has agreed to do so in a manner consistent with the Select Value Fund’s investment objective, policies and limitations. The New SVF Subadvisory Agreements are dated January 11, 2016, and each has an initial term ending February 28, 2017. Thereafter, continuance of each New SVF Subadvisory Agreement requires the annual approval of the Board, including a majority of the Independent Directors.

For its services to the Select Value Fund under its New SVF Subadvisory Agreement, Iridian receives a quarterly subadvisory fee from the Select Value Fund based on the average daily net asset value of the assets under Iridian’s management, with an annual rate as follows: 0.75% on the first $100 million, and 0.65% on assets above $100 million.

For its services to the Select Value Fund under its New SVF Subadvisory Agreement, WellsCap receives a quarterly subadvisory fee from the Select Value Fund based on the average daily net asset value of the assets under WellsCap’s management, with an annual rate of 0.31% on all assets.

The Select Value Fund did not make any payments to Iridian, or any affiliated person of Iridian, during the fiscal year ended December 31, 2015. During the fiscal year ended December 31, 2015, the Select Value Fund made payments to an entity affiliated with WellsCap as described below. Neither Iridian nor WellsCap is an “affiliated person” of VIA (as that term is defined in the 1940 Act).

ADDITIONAL INFORMATION ABOUT THE NEW SUBADVISERS

Low Duration Bond Fund

Brookfield, with its principal offices at Brookfield Place, 250 Vesey Street, New York, New York 10281, is organized as a Delaware corporation and is wholly-owned by Brookfield Asset Management Inc. (“BAM”), a publicly traded Canadian corporation and global alternative asset management firm. BAM’s business address is Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario, M5J 2T3.

The principal executive officers and directors of Brookfield, and their principal occupations, are as follows:

Name	Title(s) and Principal Occupation

Jonathan Tyras	Managing Director, Secretary, General Counsel and Chief Financial Officer
Seth Gelman	Director, Chief Compliance Officer
Craig Noble	Chief Executive Officer, Chief Investment Officer

The business address of each of the individuals listed above is Brookfield Place, 250 Vesey Street, New York, New York 10281.

Information regarding other U.S. registered investment companies with a similar investment objective for which Brookfield serves as an adviser or subadviser is provided in Appendix A1 to this Information Statement.

Select Value Fund

Iridian

Iridian, with its principal offices at 276 Post Road West, Westport, CT 06880, is a Delaware limited liability company. Arovid Associates LLC, a Delaware limited liability company (“Arovid”), Iridian Employee Holdings, LLC, a Delaware limited liability company (“Employee Holdings”), and Larenjay, Inc., a Delaware corporation (“Larenjay”), own 100% of the limited liability company interests of Iridian. Arovid owns 71.28%, Employee Holdings owns 28%, and Larenjay owns 0.72% of such limited liability company interests. Arovid and Larenjay are each owned 50% by David L. Cohen and 50% by Harold J. Levy, Iridian’s founders. Messrs. Cohen and Levy own 25% of Arovid, with the remainder held equally by two entities held by Messrs. Cohen and Levy and their respective family trusts. The business address of each of Arovid, Larenjay, and Employee Holdings is 276 Post Road West, Westport, CT 06880.

The principal executive officers and directors of Iridian, and their principal occupations, are as follows:

Name	Title(s) and Principal Occupation

David L. Cohen	Co-Chief Executive Officer and Co-Chief Investment Officer
Harold J. Levy	Co-Chief Executive Officer and Co-Chief Investment Officer
Lane S. Bucklan	Chief Compliance Officer, Chief Administrative Officer and General Counsel
Jeffrey M. Elliott	Chief Financial Officer, Chief Operating Officer and Secretary

The business address of each of the individuals listed above is 276 Post Road West, Westport, CT 06880.

Iridian does not serve as an adviser or subadviser to any other U.S. registered investment companies with a similar investment objective.

WellsCap

WellsCap, with its principal offices at 525 Market Street, 10th Floor, San Francisco, California, 94105, is an indirect wholly owned subsidiary of Wells Fargo & Company, a bank holding company listed on the New York Stock Exchange. WellsCap is 100% owned by Wells Fargo Bank, N.A., which in turn is 54.06% owned by WFC Holdings Corporation and 37.51% owned by Wells Fargo & Company. WFC Holdings Corporation is itself 100% owned by Wells Fargo & Company. The business address of each of Wells Fargo Bank, N.A., WFC Holdings Corporation, and Wells Fargo & Company is 420 Montgomery Street, San Francisco, California 94104.

The principal executive officers and directors of WellsCap, and their principal occupations, are as follows:

Name	Title(s) and Principal Occupation

Amru Khan	Executive Vice President, Sales and Marketing
James Paulsen, Ph.D.	Executive Vice President, Chief Investment Strategist
Kirk Hartman	Director, President and Chief Investment Officer
Sallie Squire	Director, Chief Administrative Officer
Karen Norton	Director, Chief Operations Officer
Francis Jon Baranko	Director, Senior Vice President, Director of Equity
David Germany, Ph.D.	Director of Fixed Income
Joel Carlson	Chief Technology Officer
Siobhan Foy	Chief Compliance Officer
Andy Hunt, FIA, CFA	Head of Liability-Driven Investing and Global Credit
Deirdre Flood, CFA	Global Head of Institutional Client Services and Consultant Relations
Angela Coffman	Chief Financial Officer

The business address of each of the individuals listed above is 525 Market Street, 10th Floor, San Francisco, California, 94105.

Information regarding other U.S. registered investment companies with a similar investment objective for which WellsCap serves as an adviser or subadviser is provided in Appendix A2 to this Information Statement.

THE INVESTMENT ADVISER AND THE MASTER INVESTMENT ADVISORY AGREEMENT

VIA, located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, is a wholly owned subsidiary of and controlled by the ICMA Retirement Corporation (“ICMA-RC”), a retirement plan administrator and investment adviser whose principal investment advisory client is VantageTrust Company, LLC (“Trust Company”). ICMA-RC was established in 1972 as a not-for-profit organization to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. ICMA-RC has been registered as an investment adviser with the SEC since 1983. VIA is a Delaware limited liability company and has been registered as an investment adviser with the SEC since 1999.

Robert Schultze serves as President and Chief Executive Officer of ICMA-RC; Manager and President of VIA; and President and Principal Executive Officer of the VP Funds. Michael Guarasci serves as Senior Vice President and Chief Financial Officer of ICMA-RC; Treasurer of VIA; and Treasurer of the VP Funds. Angela Montez serves as Senior Vice President, Secretary and General Counsel of ICMA-RC; Secretary of VIA; and Secretary of the VP Funds. Karen McBarnette serves as CCO and Senior Vice President of ICMA-RC; CCO of VIA; and CCO and Vice President of the VP Funds.

VIA provides investment advisory services to the Select Value Fund and Low Duration Bond Fund pursuant to a Master Investment Advisory Agreement (“Master Agreement”) for the Low Duration Bond Fund and a Second Master Investment Advisory Agreement (“Second Master Agreement”) for the Select Value Fund (together, the “Advisory Agreements”). The Master Agreement, dated March 1, 1999 and amended December 1, 2000, July 1, 2005, December 4, 2010, and March 26, 2011, was last approved by shareholders of the Low Duration Bond Fund on February 28, 1999. The Second Master Agreement, dated January 3, 2005, as amended December 29, 2005, October 26, 2007, December 11, 2009, August 31, 2012, May 1, 2014 and January 4, 2016 was last approved by shareholders of the Select Value Fund on October 29, 2007. On January 28, 2016, the Board approved the continuance of the Advisory Agreements through February 28, 2017. VIA’s advisory services include fund design, establishment of fund investment objectives and strategies, selection and management of subadvisers, performance monitoring, and supervising and formulating each fund’s investment program. Additionally, VIA furnishes periodic reports to the Board regarding the investment strategy and performance of each series of the VP Funds.

Pursuant to the Advisory Agreements, the VP Funds compensate VIA for these services to the Funds by paying VIA an annual advisory fee assessed against average daily net assets of the Funds of 0.10%. For the fiscal year ended December 31, 2015, VIA earned $814,871 in advisory fees for services provided to the Low Duration Bond Fund and $438,066 in advisory fees for services provided to the Select Value Fund.

SUBADVISERS AND SUBADVISORY FEES PAID

Low Duration Bond Fund

Information comparing the subadvisory fees paid by the Low Duration Bond Fund during the calendar year 2015 to the subadvisory fees that would have been paid by the Low Duration Bond Fund had the New LDF Subadviser Structure been in place during the calendar year 2015 is provided as Appendix B1 to this Information Statement.

Select Value Fund

Information comparing the subadvisory fees paid by the Select Value Fund during the calendar year 2015 to the subadvisory fees that would have been paid by the Select Value Fund had the New SVF Subadviser Structure been in place during the calendar year 2015 is provided as Appendix B2 to this Information Statement.

PAYMENTS OF COMMISSIONS TO AFFILIATED BROKERS

During the fiscal year ended December 31, 2015, the Select Value Fund made the following payments of commissions to an entity affiliated with one of the New Subadvisers to execute portfolio transactions:

	Aggregate Commissions Paid	Percentage of Total Commissions Paid by the Select Value Fund
Wells Fargo & Company	$7,137.39	2.72%
Total Commissions Paid by the Select Value Fund	$262,802.59	—

Wells Fargo & Company is an affiliate of the Select Value Fund because it is under common control with WellsCap, a subadviser to the Select Value Fund. Wells Fargo & Company was not an affiliate of the Select Value Fund at the time commissions were paid to them.

SHARES OUTSTANDING AND BENEFICIAL OWNERS OF THE FUNDS’ SHARES

Shares Outstanding – As of February 29, 2016, the Low Duration Bond Fund had 77,213,683 outstanding shares. Each share entitles the holder to one vote (and each fractional share is entitled to a proportionate fractional vote). As of the same date, each class of the Low Duration Bond Fund had the following outstanding shares: 71,298,678 (T Shares) and 5,915,005 (Investor Shares).

As of February 29, 2016, the Select Value Fund had 42,237,877 outstanding shares. Each share entitles the holder to one vote (and each fractional share is entitled to a proportionate fractional vote). As of the same date, each class of the Select Value Fund had the following outstanding shares: 41,500,455 (T Shares) and 737,422 (Investor Shares).

Control Persons – A majority of the voting shares of each Fund are held, either directly, or indirectly through certain of the Vantagepoint Model Portfolio Funds and Milestone Funds, by VantageTrust, a group trust sponsored and maintained by the Trust Company. VantageTrust, located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The Trust Company has the power to vote the shares of the Funds held directly by VantageTrust. Pursuant to VIA’s proxy voting policies, VIA generally will seek instructions from the Board of Directors of the Trust Company on how to vote the shares of the Funds held by the Vantagepoint Model Portfolio Funds and Milestone Funds, and will cast the Funds’ votes in accordance with the instructions received. The Trust Company therefore, directly or indirectly, has the power to vote more than 25% of the Funds’ voting securities and thus under the

1940 Act is considered a “control person” of each Fund. As a control person of each Fund, the Trust Company has the ability to control the outcome of matters submitted to the vote of shareholders. Both the Trust Company and VIA are wholly owned subsidiaries of ICMA-RC.

The following represents the percentage of total shares outstanding in each of the Funds held, directly or indirectly, by VantageTrust as of February 29, 2016:

Fund	Percentage (total shares outstanding) held by VantageTrust
Low Duration Bond Fund	76.17%
Select Value Fund	91.17%

Principal Holders – Below are the names, addresses, and amount and percentage of shares owned by class of each person (or entity) that owns of record or is known to own beneficially 5% or more of any class of any Series’ outstanding shares as of February 29, 2016:

Name	Address	Fund and Class	Amount of shares owned	Percentage Owned

VantageTrust	777 N. Capitol Street, NE Washington, DC 20002	Low Duration Bond Fund – T Shares	58,815,610	82.49%
		Select Value Fund – T Shares	38,170,811	93.34%

State College Borough General Employees Pension Plan	243 South Allen Street State College, PA 16801	Low Duration Bond Fund – Investor Shares	676,178	11.43%

State College Borough Police Pension Plan	243 South Allen Street State College, PA 16801	Low Duration Bond Fund – Investor Shares	735,937	12.44%

John Hancock Trust Company LLC	690 Canton St., Suite 100 Westwood, MA 02090	Select Value Fund – Investor Shares	71,083	9.64%

County of Orange	333 NW Santa Ana Blvd. 2nd Floor Santa Ana, CA 92701	Select Value Fund – Investor Shares	8,166	11.07%

City of Port St. Lucie	121 SW Port St. Lucie Blvd. Port St. Lucie, FL 34984	Low Duration Bond Fund – Investor Shares	417,245	7.05%

Also, as of February 29, 2016, the Directors and executive officers of the VP Funds, both individually and as a group, owned less than 1% of each class of each of the Fund’s outstanding voting securities.

GENERAL INFORMATION

Distributor

ICMA-RC Services, LLC (“RC Services”), located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, serves as the distributor of the VP Funds’ shares pursuant to a Distribution Agreement. RC Services is a wholly owned subsidiary of ICMA-RC and an “affiliated person” of VIA (as that term is defined under the 1940 Act). Robert Schultze serves as President of RC Services. The VP Funds did not pay any commissions to RC Services during the fiscal year ended December 31, 2015.

Transfer Agent and Administrator

Vantagepoint Transfer Agents, LLC (“VTA”), located at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002, is the designated transfer agent of the VP Funds and, pursuant to a Transfer Agency and Administrative Services Agreement, also provides certain transfer agency and administrative shareholder support services for the VP Funds and the share classes thereof related to the retirement plans and other investors investing in the VP Funds. VTA is a wholly owned subsidiary of ICMA-RC and an “affiliated person” of VIA (as that term is defined under the 1940 Act). Robert Schultze serves as President of VTA. For the fiscal year ended December 31, 2015, VTA received $965,005 in fees for services provided to the Low Duration Bond Fund and $457,671 in fees for services provided to the Select Value Fund.

The VP Funds have entered into a Mutual Funds Service Agreement with J.P. Morgan Investor Services Co. (whose successor in interest is JPMorgan Chase Bank, NA) (“JP Morgan”), located at 70 Fargo Street, Boston, MA 02210, whereby JP Morgan performs certain financial reporting, tax services, fund accounting, administrative and portfolio compliance services for the VP Funds.

HOUSEHOLDING

If you request a paper copy of this Information Statement, only one copy of this Information Statement will be mailed to your household, even if more than one person in the household is a Fund shareholder of record, unless the VP Funds have received instructions to the contrary. If you need additional copies of this Information Statement, please contact the VP Funds toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002. If you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or toll free at 1-800-669-7400.

FINANCIAL INFORMATION

Shareholders can obtain a copy of the VP Funds’ most recent Annual Report and any Semi-Annual Report following the Annual Report, without charge, by writing the VP Funds at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or by calling the VP Funds toll free at 1-800-669-7400.

APPENDIX A1

Registered Investment Companies with Similar Investment Objectives Advised or Subadvised by Brookfield

Brookfield provided the information in the following chart.

Name of Fund(s)	Approximate Total Fund Assets Advised/Subadvised as of January 31, 2016 (in millions)	Advisory Fee (annually, as % of average daily net assets)	Contractual Waiver or Reduction of Advisory Fee
SEI Opportunistic Income Fund	$394.334	0.15%	N/A

Note: As of January 31, 2016, Brookfield managed approximately $82.205 million of the Low Duration Bond Fund’s total assets.

APPENDIX A2

Registered Investment Companies with Similar Investment Objectives Advised or Subadvised by WellsCap

WellsCap provided the information in the following chart.

Name of Fund(s)	Approximate Total Fund Assets Advised/Subadvised as of January 31, 2016 (in millions)	Advisory Fee Rate	Contractual Waiver or Reduction of Advisory Fee
Wells Fargo Advantage Special Mid Cap Value Fund	$2,700.1	First $100 million 0.45% Next $100 million 0.40% Over $200 million 0.30%	N/A

Note: As of January 31, 2016, WellsCap managed approximately $157.067 million of the Select Value Fund’s total assets.

APPENDIX B1

Low Duration Bond Fund

	Column A Actual Subadvisory Fees Paid by the Fund During the Calendar Year 2015	Column B Subadvisory Fees That Would Have Been Paid by the Fund During the Calendar Year 2015 Based on the New LDF Subadviser Structure (including the Amended SIMNA Fee Schedule)
Brookfield	N/A	$184,808
Payden & Rygel	$371,036	$366,070
SIMNA	$664,071	$522,814

Total	$1,035,107	$1,073,692

The difference between the actual subadvisory fees paid by the Low Duration Bond Fund to Payden & Rygel and SIMNA, which takes into account the allocation of the Low Duration Bond Fund’s net assets among the subadvisers in place during the calendar year 2015 (Column A), and the subadvisory fees that would have been paid by the Low Duration Bond Fund to Brookfield, Payden & Rygel and SIMNA had Brookfield served as a subadviser during that period, taking into account the New LDF Subadviser Structure (including the Amended SIMNA Fee Schedule) (i.e., based on the Low Duration Bond Fund’s subadvisers and allocations effective as of January 11, 2016) (Column B), is $38,585 or a 3.73% increase.

APPENDIX B2

Select Value Fund

	Column A Actual Subadvisory Fees Paid by the Fund During the Calendar Year 2015	Column B Subadvisory Fees That Would Have Been Paid by the Fund During the Calendar Year 2015 Based on the New SVF Subadviser Structure
Artisan Partners	$790,368	N/A
Iridian	N/A	$819,243
Systematic	$438,615	N/A
WEDGE	$745,823	$734,130
WellsCap	N/A	$571,888

Total	$1,974,806	$2,125,261

The difference between the actual subadvisory fees paid by the Select Value Fund to Artisan Partners, Systematic and WEDGE, which takes into account the allocation of the Select Value Fund’s net assets among the subadvisers in place during the calendar year 2015 (Column A), and the subadvisory fees that would have been paid by the Select Value Fund to Iridian, WEDGE and WellsCap had Iridian and WellsCap served as subadvisers during that period, taking into account the New SVF Subadviser Structure (i.e., based on the Select Value Fund’s subadvisers and allocations effective as of January 11, 2016) (Column B), is $150,455 or a 7.62% increase.

THE VANTAGEPOINT FUNDS

VANTAGEPOINT LOW DURATION BOND FUND

VANTAGEPOINT SELECT VALUE FUND

777 North Capitol Street, NE

Suite 600

Washington, DC 20002

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

Important Notice Regarding Internet Availability of Information Statement:

An information statement regarding the Vantagepoint Low Duration Bond Fund and Vantagepoint Select Value Fund is available at http://www.icmarc.org/x3333.xml?RFID=W149

This Notice of Internet Availability of Information Statement is being mailed on or about March 30, 2016 to shareholders of record of the Vantagepoint Low Duration Bond Fund (“Low Duration Bond Fund”) and Vantagepoint Select Value Fund (“Select Value Fund”) (each, a “Fund” and collectively, the “Funds”) as of February 29, 2016.

This Notice of Internet Availability of Information Statement presents only an overview of the more complete information statement that is available to you on the internet relating to the Funds, each a series of The Vantagepoint Funds (the “VP Funds”). We encourage you to access and review all of the important information contained in the full information statement.

The information statement provides information regarding recent changes related to each Fund’s subadvisory arrangements. At a meeting held on December 9, 2015 (the “December Meeting”), the Board of Directors of the VP Funds (the “Board”) approved the selection of Brookfield Investment Management Inc. (“Brookfield”) to serve as a subadviser to the Low Duration Bond Fund, and Iridian Asset Management LLC (“Iridian”) and Wells Capital Management Inc. (“WellsCap”) to serve as subadvisers to the Select Value Fund. Also at the December Meeting, VIA recommended and the Board approved: (i) the initial amount of the Low Duration Bond Fund’s assets to be allocated to Brookfield as well as a reduction in the amount of assets allocated to Schroder Investment Management North America Inc. (“SIMNA”), an existing subadviser to the Low Duration Bond Fund (and maintaining the amount of assets allocated to Payden & Rygel, an existing subadviser to the Low Duration Bond Fund); (ii) an amendment to the fee schedule of the existing Investment Subadvisory Agreement between the VP Funds, on behalf of the Low Duration Bond Fund, VIA and SIMNA (“Amended SIMNA Fee Schedule”), which modifies the rate of the subadvisory fee payable to SIMNA by lowering the asset level to which the first breakpoint in the existing fee schedule would apply; (iii) the termination of Artisan Partners Limited Partnership and Systematic Financial Management, LP as subadvisers to the Select Value Fund; and (iv) the amount of the Select Value Fund’s assets to be allocated to each of Iridian and WellsCap (and maintaining the amount of assets allocated to WEDGE Capital Management L.L.P., an existing subadviser to the Select Value Fund). The Amended SIMNA Fee Schedule became effective on January 1, 2016. The other changes described above became effective January 11, 2016.

The changes were approved by the Board on the recommendation of the Funds’ investment adviser, Vantagepoint Investment Advisers, LLC, without shareholder approval, as is permitted by an order of the U.S. Securities and Exchange Commission dated May 8, 2000, which allows certain subadviser changes to be made without shareholder approval (the “SEC Order”). The SEC Order instead requires that an information statement be sent to you.

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This Notice of Internet Availability of Information Statement is not an information statement. The full information statement regarding the changes to the Fund’s subadvisory arrangements summarized above is available online at: http://www.icmarc.org/x3333.xml?RFID=W149. The full information statement will be available at that address until June 30, 2016. The information statement is available as a PDF (Portable Document Format), which may be viewed and printed using Adobe Acrobat® Reader, which is available without charge from Adobe Systems, Inc. at http://get.adobe.com/reader/.

Obtaining Copies of the Information Statement

You may request a paper or email copy of the full information statement, without charge, by contacting the VP Funds toll free at 1-800-669-7400, by email at investorservices@icmarc.org, or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002.

Householding

Only one copy of this Notice of Internet Availability of Information Statement (or if requested, only one paper copy of the full information statement) will be mailed to your household, even if more than one person in the household is a shareholder of record of the Funds, unless the VP Funds has received instructions to the contrary. If you need additional copies of this Notice of Internet Availability of Information Statement (or if requested, additional paper copies of the full information statement), please contact the Fund toll free at 1-800-669-7400 or in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002. If you do not want the mailing of this Notice of Internet Availability of Information Statement (or if requested, a paper copy of the full information statement) to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, contact the VP Funds in writing at 777 North Capitol Street, NE, Suite 600, Washington, DC 20002 or toll free at 1-800-669-7400.

We Are Not Asking You for a Proxy and You Are Requested Not to Send Us a Proxy.

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